                                                                     EXHIBIT 4.2

                            DOLE FOOD COMPANY, INC.,

                                   as Issuer,

                                       and

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,

                                   as Trustee

                                   ----------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of April 30, 2002

           Supplementing the Trust Indenture Dated as of July 15, 1993

                                   ----------

                                  $400,000,000

                             7 1/4% Notes due 2009

     FIRST SUPPLEMENTAL INDENTURE, dated as of April 30, 2002, between DOLE FOOD COMPANY, INC., a Delaware corporation (the "Company"), and J.P. Morgan Trust Company, National Association (formerly known as the Chase Manhattan Bank and Trust Company, National Association, and formerly known as Chemical Trust Company of California), having its principal corporate trust office in San Francisco, California, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 15, 1993 (the "Original Indenture" and, together with the Officers' Certificate under Sections 102, 201, 301 and 303 of the Original Indenture, dated as of October 6, 1998 (the "1998 Officers' Certificate"), the Officers' Certificate under Section 201, 301 and 303 of the Original Indenture dated as of August 3, 1993 (the "1993 Officers' Certificate") and this First Supplemental Indenture, the "Indenture"), providing for the issuance by the Company from time to time of its unsecured debt securities to be issued in one or more series (in the Original Indenture and herein called the "Securities");

     WHEREAS, Section 301 of the Original Indenture provides for various matters with respect to any series of Securities issued under the Original Indenture to be established in an indenture supplemental to the Indenture;

     WHEREAS, Section 901(5) of the Original Indenture provides for certain changes in the Indenture with respect to any series of Securities issued under the Original Indenture, provided that such changes do not affect any outstanding Securities under the Original Indenture;

     WHEREAS, Section 901(6) of the Original Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture;

     WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, has duly determined to make, execute and deliver to the Trustee this First Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issue of, a series of Securities designated as the "7 1/4% Senior Notes due 2009" (the "Notes") under the Original
Indenture in the initial aggregate principal amount of $400,000,000; and

     WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this First Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities designated as the "7 1/4% Senior Notes due 2009", and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this First Supplemental Indenture and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 101. Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein.

     "Additional Interest" means all Additional Interest then owing under
Section 2(e) of the Registration Rights Agreement.

     "Attributable Debt" means, as to any particular lease under which the Company or any Restricted Subsidiary is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid under that lease during its remaining term (including any period for which the lease has been extended or may, at the option of the lessor, be extended), discounted from the respective due dates thereof to such date at a rate per year equal to the weighted average interest rate per year borne by the Securities of each series outstanding pursuant to the Indenture compounded semiannually. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to that period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, the net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under the lease subsequent to the first date upon which it may be so terminated.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York or San Francisco, California.

     "Certificated Note" means any Note other than a Global Note.

     "Clearstream" means Clearstream Banking, societe anonyme, or any successor thereto.

     "Closing Date" shall mean the date on which the Notes are originally issued under this First Supplemental Indenture.

     "Commission" shall mean the United States Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

     "CUSIP Number" means the alphanumeric designation assigned to a Note by Standard & Poor's CUSIP Service Bureau.

     "Depositary" has the meaning set forth in Section 210(a) hereof.

     "Distribution Compliance Period" means the 40 calendar days after the Closing Date, except that all offers and sales by a distributor (as defined in Regulation S) of an unsold allotment or subscription shall be deemed to be made during the "Distribution Compliance Period".

     "DTC" shall mean The Depository Trust Company or any successor Depositary with respect to the Global Notes.

     "DTC Participant" shall mean any person that has an account with DTC through which beneficial owners acquire and hold an interest in the Notes.

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor thereto.

     "Exchange Notes" means any debt securities of the Company to be offered to Holders of Notes in exchange for the Notes pursuant to the Exchange Offer or otherwise pursuant to a Registration of Notes containing terms identical in all material respects to the Notes for which they are exchanged, except that (i) interest on the Exchange Notes shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the Closing Date and (ii) the Exchange Notes will not contain terms with respect to transfer restrictions, minimum purchase or the payment of Additional Interest upon the occurrence of a Registration Default.

     "Exchange Offer" means the exchange offer by the Company of Exchange Notes for Notes pursuant to the Registration Rights Agreement.

     "Exchange Offer Registration Statement" means a Registration Statement of the Company under the Securities Act registering Exchange Notes for distribution pursuant to the Exchange Offer.

     "Funded Debt" means (i) all Indebtedness of the Company and the Restricted Subsidiaries maturing on, or renewable or extendible at the option of the obligor to, a date more than one year from the date of the determination thereof that is or would be classified as long-term debt on a balance sheet prepared in accordance with generally accepted accounting principles (including Indebtedness under any revolving credit arrangement with banks), (ii) guarantees, direct or indirect, and other contingent obligations of the Company and the Restricted Subsidiaries in respect of, or to purchase or otherwise acquire or be responsible or liable for (through the investment of funds or otherwise), any Indebtedness of others (but not including contingent liabilities on customers' receivables sold with recourse) and (iii) amendments, renewals, extensions and refunding of any such Indebtedness.

     "Global Note" means a Note bearing the legend specified in Section 202 of the Original Indenture evidencing all or part of the Notes, issued to the Depositary or its nominee with respect to such Notes and registered in the name of such Depositary or nominee.

     "Indebtedness" means, with respect to any person, every obligation of such person for money borrowed or evidenced by bonds, debentures, notes or other similar instruments, whether or not for money borrowed or given in connection with the acquisition of any business, properties or assets, including securities.

     "Indenture" shall have the meaning specified in the second paragraph of the recitals of this First Supplemental Indenture.

     "Initial Purchasers" shall mean Banc of America Securities LLC, Credit Suisse First Boston Corporation, Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., Salomon Smith Barney Inc. and Scotia Capital (USA) Inc., as initial purchasers pursuant to the Purchase Agreement, dated April 25, 2002, among the Company and the Initial Purchasers.

     "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Lien" means, with respect to any property or assets, any mortgage, pledge, security interest, lien, conditional sale or other title retention agreement or other similar encumbrance.

     "Make-Whole Amount" means, in connection with any optional redemption of Notes, the excess, if any, of (a) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest, exclusive of interest accrued to the date of redemption, that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semiannual basis, such principal and interest at the Reinvestment Rate, determined on the third business day in The City of New York preceding the date notice of such redemption is given, from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the date of redemption, over (b) the aggregate principal amount of the Notes being redeemed.

     "Net Tangible Assets" means the net book value of all assets of the Company and the Restricted Subsidiaries, excluding any amount carried as assets for shares of capital stock held in treasury, debt discount and expense, investments in and advances to Subsidiaries other than Restricted Subsidiaries, goodwill, patents and trademarks, less all liabilities of the Company and of the Restricted Subsidiaries (except Funded Debt, minority interests in Restricted Subsidiaries, deferred taxes and general contingency reserves of the Company and of the Restricted Subsidiaries), all as determined on a consolidated basis in accordance with generally accepted accounting principles.

     "1993 Officers' Certificate" has the meaning set forth in the first paragraph of the Recitals of this First Supplemental Indenture.

     "1998 Officers' Certificate" has the meaning set forth in the first paragraph of the Recitals of this First Supplemental Indenture.

     "Nonrecourse Obligation" means indebtedness or lease payment obligations substantially related to (i) the acquisition of assets not previously owned by the Company or any of the Company's Restricted Subsidiaries or (ii) the financing of a project involving the development or expansion of the Company's properties or any properties of the Restricted Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the Company's general corporate funds or the general corporate funds of any of the Restricted Subsidiaries or any of the Company's assets or any assets of the Restricted Subsidiaries other than the assets that were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and funds generated by such assets or project) except pursuant to a covenant to pay to such obligee or to the obligor of such indebtedness or obligation an amount equal to all or a portion of the amount of any dividends received from such obligor within the previous twelve months.

     "Notes" shall mean any of the Securities, defined as Notes in the fifth paragraph of the recitals hereof, that are authenticated and delivered under this First Supplemental Indenture. For all purposes of this First Supplemental Indenture, the term "Notes" shall include the Notes initially issued on the Closing Date and any Exchange Notes to be issued and exchanged for any Notes pursuant to the Registration Rights Agreement and this First Supplemental Indenture. The term "Notes" shall also include Notes issued after the Closing Date and designated in a Board Resolution, Officers' Certificate or supplemental indenture as being part of the same series as the Notes issued on the Closing Date and any Exchange Notes issued and exchanged for any such Notes. For purposes of this First Supplemental Indenture and the Indenture, all Notes shall vote together as one series of Securities.

     "Original Indenture" shall have the meaning specified in the first paragraph of the recitals of this First Supplemental Indenture.

     "Principal Property" means any manufacturing plant or processing facility, including the equipment constituting a part thereof, which is located within the United States or its territories or possessions, of the Company or a Restricted Subsidiary, having a net book value exceeding 1% of Net Tangible Assets.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

     "Registrable Note" shall mean any Note which shall be deemed a "Registrable Security" for purposes of the Registration Rights Agreement.

     "Registration" means a registered exchange offer for the Notes by the Company pursuant to the Exchange Offer Registration Statement or other registration for resale of the Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

     "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of April 30, 2002, among the Company and the Initial Purchasers.

     "Registration Default" has the meaning set forth in the Registration Rights Agreement.

     "Registration Statement" shall mean any registration statement of the Company filed with the Commission pursuant to the Securities Act which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Regular Record Date" has the meaning set forth in Section 204 hereof.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Global Note" has the meaning set forth in Section 210(b) hereof.

     "Reinvestment Rate" means 0.375% plus the arithmetic mean of the yields under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity, rounded to the nearest month, corresponding to the remaining life to maturity, as of the redemption date, of the principal of the Notes being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury yield in the above manner, then the Treasury yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Company.

     "Resale Restriction Termination Date" has the meaning set forth in the Restrictive Legend.

     "Restricted Subsidiary" means any Subsidiary of the Company, other than any Subsidiary that is engaged primarily in the management, development and sale or financing of real property.

     "Restricted Certificated Note" has the meaning set forth in Section 210(c) hereof.

     "Restrictive Legend" shall mean the legend set forth on the face of the Notes attached as Exhibits A and B.

     "Rule 144A" shall mean Rule 144A under the Securities Act.

     "Rule 144A Global Note" has the meaning set forth in Section 210(a) hereof.

     "Sale and Leaseback Transaction" of any person means an arrangement with any bank, insurance company or other lender or investor, or to which any such bank, company, lender or investor is a party, providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property that has been or is to be sold or transferred more than 180 days after the latest of the acquisition, completion of construction or commencement of full operation by the Company or any Restricted Subsidiary to such bank, insurance company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, insurance company, lender or investor on the security of such Principal Property.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Senior Funded Debt" means all Funded Debt except Subordinated Funded Debt.

     "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Registration Rights Agreement, registering Notes for resale.

     "Stated Maturity Date" shall have the meaning specified in Section 203 hereof and shall constitute the "Stated Maturity" of the principal of the Notes as such term is defined in Section 101 of the Original Indenture.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any required determination under the indenture, then such other reasonably comparable index which shall be designated by the Company.

     "Subordinated Funded Debt" means any of the Company's unsecured Funded Debt that is expressly made subordinate and junior in rank and right of payment to any Securities of each series outstanding under the Indenture in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings relative to the Company or the Company's creditors, as such, or to our property, or in the event of any proceedings for the Company's voluntary liquidation, dissolution or other winding up, whether or not involving insolvency or bankruptcy.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" shall mean J.P. Morgan Trust Company, National Association (as successor in interest to the Chase Manhattan Bank and Trust Company, National Association, and Chemical Trust Company of California).

     "Unrestricted Certificated Note" means any Certificated Note other than a Restricted Certificated Note.

     "Unrestricted Global Note" means any Global Note evidencing Exchange Notes or received in the Exchange Offer, Notes transferred pursuant to an effective Shelf Registration Statement or Notes issued without the Restrictive Legend after the Resale Restriction Termination Date.

     Section 102. Section References. Each reference to a particular section set forth in this First Supplemental Indenture shall, unless the context otherwise requires, refer to this First Supplemental Indenture.

                                   ARTICLE TWO

                          TITLE AND TERMS OF THE NOTES

     Section 201. Title of the Notes. Pursuant to Sections 301 and 901 of the Original Indenture, this First Supplemental Indenture hereby establishes a series of Securities designated as the "7 1/4% Senior Notes due 2009" of the Company. For purposes of the Original Indenture, the Notes shall constitute a single series of Securities.

     Section 202. Limitation on Aggregate Principal Amount. The aggregate principal amount of the Notes that may be issued under this First Supplemental Indenture is limited initially to $400,000,000 and the aggregate principal amount of Exchange Notes to be issued in the Exchange Offer is $400,000,000; provided that (i) additional Notes (and Exchange Notes issued in respect of such Notes) may be issued after the Closing Date as part of the same series of Securities as the Notes issued under this First Supplemental Indenture, if so designated in a Board Resolution, Officers' Certificate or supplemental indenture executed and delivered after the Closing Date, and (ii) the limitation on the total aggregate principal amount of Notes set forth in this Section 202 shall not apply to such additional Notes (and Exchange Notes). Except as provided in this Section 202 and Section 306 of the Original Indenture (and the terms of any Board Resolution, Officers' Certificate or supplemental indenture executed and delivered after the Closing Date), the Company shall not execute and the Trustee shall not authenticate or deliver Notes or Exchange Notes in excess of the aggregate principal amounts. Nothing contained in this Section 202 or elsewhere in this First Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906 or 1107 of the Original Indenture.

     Section 203. Maturity of the Notes. The Stated Maturity Date on which the principal of the Notes shall be due and payable will be May 1, 2009.

     Section 204. Interest and Interest Rates. The Notes will pay interest thereon from April 30, 2002 or from the most recent "Interest Payment Date" to which interest has been paid or duly provided for, semiannually on May 1 and November 1 of each year, commencing November 1, 2002, and on the Stated Maturity Date or date of any earlier redemption (if other than an Interest Payment Date), at the rate of 7.25% per annum, until the principal of the Notes is paid or duly provided for; provided that if any Registration Default with respect to the Notes occurs under the Registration Rights Agreement, then the Company shall also pay the Additional Interest, if any, payable pursuant to Section 2(e) of the Registration Rights Agreement on such Interest Payment Dates or Stated Maturity Date or date of any earlier redemption (if other than an Interest Payment Date). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name the Notes (or one or more Predecessor Notes) are registered at the close of business on the "Regular Record Date" for such interest, which shall be the April 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be payable as provided in the Indenture.

     Section 205. Place of Payment. The place or places where the principal of and interest on the Notes shall be payable is at the agency of the Trustee maintained for that purpose at the office of J.P. Morgan Trust Company, National Association, 55 Water Street, North Building, Securities Window, Second Floor, New York, New York 10041 or c/o JPMorgan Chase Bank, 2001 Bryan Street, 9th Floor, Dallas, Texas 75201, provided, however, that payment of interest on an Interest Payment Date may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register; provided, further, that all payments due on the Stated Maturity Date or date of any earlier redemption in respect of principal of and (unless such date is also an Interest Payment Date) interest on the Notes shall be made by the Company in immediately available funds against presentation and surrender thereof; and provided, further, that the Depositary, or its nominee, as holder of the Global Notes, shall be entitled to receive payments of interest by wire transfer of immediately available funds.

     Section 206. Optional Redemption. The Notes are redeemable at any time in whole, or from time to time in part, at a Redemption Price equal to the sum of 100% of the aggregate principal amount of the Notes being redeemed, accrued but unpaid interest on those Notes to the Redemption Date and the Make-Whole Amount, if any; provided, however, that installments of interest on Notes due on an Interest Payment Date that occurs on or before any Redemption Date shall be payable to the Holders of such Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

     Section 207. Sinking Fund. The Notes will not be subject to any sinking fund provision or to repayment of the Notes prior to the Stated Maturity Date at the option of the Note holders.

     Section 208. Defeasance. The provisions of Sections 1302 and 1303 of the Original Indenture, together with the other provisions of Article Thirteen of the Original Indenture, shall be applicable to the Notes. The provisions of
Section 1303 of the Original Indenture shall apply to the covenants set forth in
Section 209 of this First Supplemental Indenture (and to events of default with respect to such covenants) and to those covenants and events of default specified in Section 1303 of the Original Indenture.

     Section 209. Additional Covenants. The following provisions set forth below as Sections 1008 and 1009 shall apply to the Notes as if such provisions had been included in the Original Indenture as Sections 1008 and 1009, respectively:

     "Section 1008. Limitation Upon Liens.

     The Company will not itself, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become liable for or suffer to exist any Indebtedness secured by a Lien on (i) any Principal Property of the Company or any Restricted Subsidiary or (ii) any shares of capital stock or Indebtedness of any Restricted Subsidiary (which Indebtedness is then held by the Company or any Restricted Subsidiary), without effectively providing that the Notes (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not Subordinated Debt) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Indebtedness, so long as such secured Indebtedness shall be so secured, unless immediately thereafter, after giving effect thereto, the aggregate amount of all such secured indebtedness plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Leaseback Transactions (but excluding leases exempt from the prohibition of Section 1009 by Clauses (2) through (6) thereof) would not exceed 10% of Net Tangible Assets; provided, however, that this Section 1008 shall not apply to, and there shall be excluded from secured Indebtedness in any computation under this Section 1008, Indebtedness secured by:

1. Liens on, and limited to, property of or shares of capital stock or Indebtedness of any corporation existing at April 30, 2002 or at the time such corporation becomes a Restricted Subsidiary;

2.   Liens in favor of the Company or any Restricted Subsidiary;

3. Liens in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

4. (i) if made in the ordinary course of business, any Lien as security for the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money or the securing of Indebtedness, or (ii) any Lien with any governmental agency required or permitted to qualify the Company or any Restricted Subsidiary to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workmen's compensation, employment insurance, old age pensions, social security or similar matters;

5. Liens for taxes, assessments or governmental charges or levies if such taxes, assessments, governmental charges or levies shall not at the time be due and payable, or if the same thereafter can be paid without penalty, or if the same are being contested in good faith by appropriate proceedings;

6. Liens created by or resulting from any litigation or legal proceeding which at the time is currently being contested in good faith by appropriate proceedings, or Liens arising out of judgments or awards as to which the time for prosecuting an appeal or proceeding for review has not expired;

7. Liens on, and limited to, property (including leasehold estates) or shares of capital stock or Indebtedness, existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Indebtedness incurred prior to, at the time of, or within 120 days after the latest of the acquisition, the completion of construction or the commencement of full operation of such property for the purpose of financing all or any part of the purchase price thereof or construction thereon;

8. Liens securing obligations issued by a state, territory or possession of the United States, of any political subdivision of any of the foregoing or the District of Columbia, to finance the acquisition or construction or development of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible (in whole or in part) in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

9. Liens created in connection with a project financed with, and created to secure, a Nonrecourse Obligation; or

10. any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, or any Lien referred to in the foregoing Clauses (1) through (9), to the extent the Indebtedness secured by such Lien is not increased from the amount originally so secured, provided that such extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of capital stock or Indebtedness that secured the Lien extended, renewed or replaced (plus improvements on such property).

     Section 1009. Limitation Upon Sale and Leaseback Transactions.

     Except as hereinafter provided, the Company will not itself, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction; provided, however, that this covenant shall not apply to any Sale and Leaseback Transaction if:

(1) the Company or such Restricted Subsidiary could create Indebtedness secured by a Lien pursuant to Section 1008, excluding from secured Indebtedness in any computation under that Section Indebtedness secured by Liens of the type described in Clauses (1) through (10) thereof, on the Principal Property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Notes, or

(2) the Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds from the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors) to either (x) the retirement of Senior Funded Debt of the Company or Funded Debt of a Restricted Subsidiary; provided, however, that notwithstanding the foregoing, no retirement referred to in this Clause (2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (y) purchase of other property which will constitute Principal Property of the Company or its Restricted Subsidiaries having a fair market value, in the opinion of the Board of Directors of the Company, at least equal to the fair market value of the Principal Property leased in such Sale and Leaseback Transaction, or

(3) the lease in such Sale and Leaseback Transaction is for a period, including renewals, of no more than three years, or

(4) the lease in such Sale and Leaseback Transaction secure or relates to obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible (in whole or in part) in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, or

(5) the lease payment obligation is created in connection with a project financed with, and such obligation constitutes, a Nonrecourse Obligation, or

(6) such arrangement is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries."

     Section 210. Specific Global and Certificated Note Forms. (a) Except as otherwise provided herein, Notes offered and sold as part of their initial offering and sale to QIBs shall be issued in the form of one or more Global Notes (each a "Rule 144A Global Note") in definitive, fully registered form without coupons, substantially in the form set forth in Exhibit B, with such applicable legends as are provided for herein. Such Global Notes shall be registered in the name of Cede & Co. or another nominee designated by DTC and delivered to the Trustee, at its Corporate Trust Office in San Francisco as custodian for DTC, as duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture. The aggregate principal amount of any Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Note, as provided in Section 210(e) hereof. The "Depositary" for the Global Notes shall be DTC or such other person as shall be designated by the Company as Depositary for the Company pursuant to Section 305 of the Original Indenture.

     (b) Except as otherwise provided herein, Notes offered and sold as part of their initial offering and sale in reliance on Regulation S shall be issued in the form of one or more Global Notes in definitive, fully registered form without coupons, substantially in the form set forth in Exhibit B, with such applicable legends as are provided for herein. Such Global Notes shall be registered in the name of Cede & Co. or another nominee designated by DTC and delivered to the Trustee, at its Corporate Trust Office in San Francisco as custodian for DTC, duly executed by the Company and authenticated by the Trustee as herein provided, for credit by DTC to the respective accounts of beneficial owners of such Notes (or such accounts as they may direct), which, during the Distribution Compliance Period, will only be Euroclear and Clearstream. Each such Global Note shall be referred to herein as a "Regulation S Global Note." The aggregate principal amount of any Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Note, as provided in Section 210(e) hereof. Except as otherwise provided herein or agreed to by the Company, no Regulation S Global Note shall be issued except as provided in this paragraph to evidence Notes offered and sold as part of their initial distribution in reliance on Regulation S or thereafter transferred in reliance on Regulation S.

     (c) Except as otherwise provided herein, Notes offered and sold as part of their initial offering and sale to Institutional Accredited Investors who are not QIBs shall be issued in the form of Certificated Notes in definitive, fully registered form without coupons, registered in the name of the purchaser thereof, substantially in the form set forth in Exhibit A (the "Restricted Certificated Notes"), with such applicable legends as are provided for herein. Restricted Certificated Notes may not be transferred or exchanged for interests in a Global Note except as provided in Section 211.

     Unless exchanged for an Exchange Note in connection with an effective Registration pursuant to the Registration Rights Agreement, each Rule 144A Global Note, each Regulation S Global Note and each Restricted Certificated Note shall bear the Restrictive Legend on the face thereof, prior to the Resale Restriction Termination Date.

     (d) Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of DTC. In connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to Section 305 of the Original Indenture, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred. Notwithstanding Section 305 of the Original Indenture, Restricted Certificated Notes (or Exchange Notes) will be issued to DTC for beneficial owners in a Global Note if circumstances arise described in clauses (1), (2) or (3) of the penultimate paragraph of Section 305 of the Original Indenture.

     Section 211. Special Transfer and Exchange Provisions. Unless and until a
Note is exchanged for an Exchange Note in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply to each such Note:

(a) Transfers and Exchanges of Restricted Certificated Notes and Interests in a Rule 144A Global Note. With respect to the registration of any proposed transfer or exchange of a Restricted Certificated Note or an interest in a Rule 144A Global Note, if the Note to be transferred or exchanged consists of:

     (i) a Restricted Certificated Note, the Security Registrar shall register the transfer or exchange to:

          (A) a beneficial interest in a Rule 144A Global Note if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Security Registrar a certificate from the transferor or exchanger substantially in the form of Exhibit C; or

          (B) a Regulation S Global Note if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Security Registrar a certificate from the transferor or exchanger substantially in the form of Exhibit D.

               Upon the transfer or exchange of Restricted Certificated Notes (initially issued to an Institutional Accredited Investor) to a QIB or in accordance with Regulation S, these Restricted Certificated Notes may, unless the Rule 144A Global Note or the Regulation S Note, as the case may be, has previously been exchanged in whole for Restricted Certificated Notes, be exchanged for a beneficial interest in the Rule 144A Global Note or the Regulation S Note, as the case may be, subject to the conditions specified herein. Thereafter, transfers or exchanges of this beneficial interest will continue to be represented by a Global Note, even if this transfer or exchange is to an Institutional Accredited Investor. Upon the transfer or exchange of a Restricted Certificated Note (initially issued to an Institutional Accredited Investor) to an Institutional Accredited Investor, that Note will remain a Restricted Certificated Note and will require the transferee or exchangee to deliver a certificate to the Trustee substantially in the form provided in Exhibit G; or

     (ii) a beneficial interest in a Rule 144A Global Note:

          (A) to be transferred or exchanged to a transferee or exchangee who takes delivery in the form of an interest in a Regulation S Global Note, the Security Registrar shall register the transfer or exchange if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Security Registrar a certificate substantially in the form of Exhibit E; or

          (B) to be transferred or exchanged to a transferee or exchangee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer or exchange of such interest may be effected only through the book entry system maintained by the Depositary.

(b) Transfers and Exchanges of Interests in a Regulation S Global Note. With respect to registration of any proposed transfer or exchange of a beneficial interest in a Regulation S Global Note to a person who takes delivery in the form of a beneficial interest in a Rule 144A Global Note, the Security Registrar shall register the transfer or exchange of any Note if the proposed transferor or exchanger has delivered to the Company and the Security Registrar a certificate from the transferor or exchanger substantially in the form of Exhibit F. No person shall be entitled to effect any transfer or exchange that would result in any beneficial interests in a Regulation S Global Note being held during the Distribution Compliance Period otherwise than in or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream, except as provided in this Section 211(b); provided that after the expiration of the Distribution Compliance Period (but not earlier), investors may also hold these interests through organizations other than Euroclear and Clearstream that are participants in DTC's system.

(c) Transfers and Exchanges of Unrestricted Certificated Notes or Interests in the Unrestricted Global Note. With respect to any transfer or exchange of Unrestricted Certificated Notes or interests in the Unrestricted Global Note, the Security Registrar shall register the transfer or exchange of any such Note without requiring any additional certification.

(d) Legends. Upon the transfer, exchange or replacement of Notes that do not bear a Restrictive Legend, the Security Registrar shall deliver Notes that do not bear any Restrictive Legend. Upon the transfer, exchange or replacement of Notes bearing a Restrictive Legend, the Security Registrar shall deliver only Notes that bear such Restrictive Legend, unless (i) Exchange Notes are being issued in the Exchange Offer, (ii) Notes are being transferred pursuant to an effective Shelf Registration Statement, (iii) the Resale Restriction Termination Date has passed or (iv) the Company directs the Trustee to remove the Restrictive Legend because the Company determines, on the basis of a legal opinion, certifications or other information satisfactory to the Company and the Trustee, that neither such Restrictive Legend or the related restrictions on transfer are required to maintain compliance with the Securities Act.

(e) General. By its acceptance of any Note bearing a Restrictive Legend, each Holder of such Note acknowledges the restrictions on transfer or exchange of such Note set forth in this First Supplemental Indenture and in such Restrictive Legend and agrees that it will transfer or exchange such Note only as provided in this First Supplemental Indenture and such Restrictive Legend. The Security Registrar shall not register a transfer or exchange of any Note unless such transfer or exchange complies with the restrictions on transfer or exchange of such Note set forth in this First Supplemental Indenture. In connection with any transfer or exchange of Notes contemplated in the restrictions on transfer applicable thereto, each Holder agrees by its acceptance of the Notes to furnish the Security Registrar or the Company with such certifications, legal opinions and/or other information as either of them may reasonably require to confirm that such transfer or exchange is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                                  ARTICLE THREE
                                    AMENDMENT

     Section 301. Amendments. Pursuant to Section 901(5) of the Original Indenture, the following amendments to the Original Indenture will be effective solely with respect to the Notes issued under this First Supplemental Indenture:

(a)  The following sentence is added at the end of Section 301 of the Original
     Indenture:

     "All Securities of any series need not be issued at the same time and, unless otherwise so provided, a series may be reopened for issuance of additional Securities of such series."

(b) The first paragraph of Section 502 of the Original Indenture is deleted in its entirety and replaced with the following paragraph:

     "If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, other than under clause (6) or
     (7) of Section 501, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in clause (6) or (7) of Section 501 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series."

(c) Section 514 of the Original Indenture is deleted in its entirety and replaced with the following:

     "In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company; provided, further, that the provisions of this
     Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder of the enforcement of the payment of the principal of (or premium, if any) or interest, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment)."

(d) Section 801(1) of the Original Indenture is deleted in its entirety and replaced with the following language:

     "in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;".

                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

     Section 401. Confirmation of Original Indenture. The Original Indenture, as heretofore supplemented and amended by the 1993 Officers' Certificate, the 1998 Officers' Certificate and this First Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the 1993 Officers' Certificate, the 1998 Officers' Certificate and this First Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

     Section 402. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Original Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Original Indenture. The Trustee makes no representation as to the validity, sufficiency or priority of this First Supplemental Indenture.

     Section 403. Governing Law. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

     Section 404. Separability. In case any provision in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this First Supplemental Indenture or the Notes shall not in any way be affected or impaired thereby.

     Section 405. Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same document.

     Section 406. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        DOLE FOOD COMPANY, as Issuer


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


Attest:


-------------------------------------
Name:
Title:


                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


Attest:


-------------------------------------
Name:
Title:
[SEAL]

                                                                       EXHIBIT A

                        FORM OF FACE OF CERTIFICATED NOTE

     [IF THIS IS A RESTRICTED CERTIFICATED NOTE, ADD THE FOLLOWING RESTRICTIVE
LEGEND: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH DOLE FOOD COMPANY, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF DOLE FOOD COMPANY, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO DOLE FOOD COMPANY, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT (I) PRIOR TO ANY SALE OR TRANSFER PURSUANT TO CLAUSE (E) A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED AND DELIVERED BY

THE TRANSFEROR TO DOLE FOOD COMPANY, INC. AND THE TRUSTEE AND (II) DOLE FOOD COMPANY, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E), (F) OR (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

REGISTERED                              PRINCIPAL AMOUNT:
No. ____________________                $________________

CUSIP NO. ______________

INC.

7 1/4% Senior Note due 2009'>DOLE FOOD COMPANY, INC.

7 1/4% Senior Note due 2009Dole Food Company, Inc., a Delaware corporation (the "COMPANY" which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay _______ or registered assigns, the principal sum of - DOLLARS _________ on May 1, 2009
(the "STATED MATURITY DATE"), unless redeemed prior to such date in accordance with the provisions referred to on the reverse hereof (the Stated Maturity Date or date of earlier redemption, as the case may be, is referred to herein as the "Maturity Date" with respect to the principal repayable on such date), and to pay interest on the outstanding principal sum of this Note from April 30, 2002 or from the most recent "INTEREST PAYMENT DATE" to which interest has been paid or duly provided for, semiannually on May 1 and November 1 of each year, commencing November 1, 2002, and on the Maturity Date, at the rate of 7 1/4% per annum, until the principal hereof and Make-Whole Amount (as defined in the Indenture), if any, applicable hereto is paid or duly provided for; provided that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then, as provided in the Registration Rights Agreement, the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be the April 15 or October 15 (whether or not a Business Day, as defined below), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be payable as provided in the Indenture.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and Make-Whole Amount, if any, and interest on any Notes on behalf of the Company and having an office or agency in The City of New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF PAYMENT") where Notes may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes may be served. The Company has initially appointed J. P. Morgan Trust Company, National Association as such Paying Agent.

     Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including April 30, 2002, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, principal, Make-Whole Amount and/or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the next succeeding Business Day. "BUSINESS DAY" means any day, other than

Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York or San Francisco.

     The principal, Make-Whole Amount and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that payment of interest on an Interest Payment Date may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        DOLE FOOD COMPANY, INC.


                                        BY:
                                            ------------------------------------
                                        NAME:
                                        TITLE:

ATTEST:


BY:
    ---------------------------------
    NAME:
    TITLE:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated therein referred to in the within-mentioned Indenture.

J. P. Morgan Trust Company, National Association, as Trustee

By:
    ---------------------------------
    Authorized Signatory

Dated:
       ------------------------------

[FORM OF REVERSE OF CERTIFICATED NOTE]
DOLE FOOD COMPANY, INC.
7 1/4% Senior Note due 2009'>[FORM OF REVERSE OF CERTIFICATED NOTE] DOLE FOOD COMPANY, INC.

7 1/4% Senior Note due 2009This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), issued under an Indenture dated as of July 15, 1993, as supplemented by the First Supplemental Indenture thereto dated as of April 30, 2002 (as so supplemented, the "INDENTURE") among the Company and J. P. Morgan Trust Company, National Association, as Trustee (the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the "7 1/4% Senior
Notes due 2009" (the "Notes"), limited initially in aggregate principal amount to US$400,000,000. Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Indenture.

     This Note is not subject to any sinking fund.

     The Indenture provides that the Notes are redeemable at any time in whole, or from time to time in part, at a Redemption Price (as defined in the Indenture) equal to the sum of 100% of the aggregate principal amount of the Notes being redeemed, unpaid interest accrued on those Notes to the Redemption Date (as defined in the Indenture) and the Make-Whole Amount, if any, applicable thereto; provided, however, that installments of interest on Notes due on an Interest Payment Date which occurs on or before any Redemption Date shall be payable to the Holders of such Notes as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The Notes are redeemable on not less than 30 nor more than 60 calendar days' prior written notice.

     In case an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be, as in certain cases shall be, declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement in accordance with its terms.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the principal amount of each series of Securities at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Make-Whole Amount, if any, and interest on this Note at the times, places and rate, and in the currency herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof; provided, however, that any purchases of Restricted Certificated Notes must be in a minimum amount of $100,000. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes are exchangeable for the same aggregate principal amount of Notes of like tenor and authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor thereto, either directly or through the Company or any successor thereto.

     This Note and the Indenture are governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM             as tenants in common

     TEN ENT             as tenants by the entireties

     JT TEN              as joint tenants with right of survivorship and not as
                         tenants in common
     UNIF GIFT MIN ACT   ___________________  Custodian ________________
                                (Cust)                        (Minor)
                         under Uniform Gifts to Minors Act

                         _______________________________________________
                                            (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s) unto
________________________________________________________________________________

________________________________________________________________________________

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
________________________________________________________________________________

     Please Print or Type Name and Address including Postal Zip Code of
Assignee:

________________________________________________________________________________

________________________________________________________________________________

     the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

________________________________________________________________________________

     to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: ________________

Signature Guaranteed


-------------------------------------
NOTICE: Signature must be guaranteed    NOTICE: The signature to this
by a member firm of the New York        assignment must correspond with the
Stock Exchange or a commercial bank     name as written upon the face of the
or trust company.                       within Note in every particular,
                                        without alteration or enlargement or
                                        any change whatever.

     [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL RESTRICTED CERTIFICATED NOTES ONLY.]

     In connection with any transfer of this Note occurring prior to the date which is later of (i) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company and (ii) such later date as may be required by applicable law, the undersigned Holder confirms that without utilizing any general solicitation or general advertising that:

                                   [Check one]

[ ] (a) Such Note is being transferred by the undersigned Holder to a person reasonably believed to be a "qualified institutional buyer," as defined in Rule 144A under the U.S. Securities Act of 1933, pursuant to the exemption from registration under the U.S. Securities Act of 1933 provided by Rule 144A thereunder, and to whom notice is given that the transfer is being made in reliance upon Rule 144A.

                                       or

[ ] (b) Such Note is being transferred by the undersigned Holder in a minimum aggregate principal amount of $100,000 to an institutional investor reasonably believed to be an "accredited investor," as defined in Rule 501(a)(1), 2), (3) or (7) under the U.S. Securities Act of 1933, and that the undersigned Holder has been advised by the prospective transferee that such transferee will hold such Note for its own account or as a fiduciary or agent for others (each of which is also such an institutional accredited investor, unless such transferee is a bank (as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as described in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual capacity or in a fiduciary capacity)), for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the U.S. Securities Act of 1933.

                                       or

[ ] (c) Such Note is being transferred by the undersigned Holder to a person reasonably believed not to be a U.S. person, as defined in Regulation S under the U.S. Securities Act of 1933, in an "offshore transaction," as defined in Regulation S under the U.S. Securities Act of 1933, pursuant to the exemption from registration under the U.S. Securities Act of 1933 provided by Regulation S thereunder.

                                       or

[ ] (d) Such Note is being transferred by the undersigned Holder pursuant to an effective registration statement under the U.S. Securities Act of 1933.

                                       or

[ ] (e) Such Note is being transferred pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933 provided by Rule 144.

                                       or

[ ] (f) Such Note is being transferred pursuant to any other available exemption from the registration requirements of the U.S. Securities Act of 1933.

                                       or

[ ] (g) Such Note is being transferred to Dole Food Company, Inc. or any affiliate, as defined under the U.S. Securities Act of 1933.

     If none of the foregoing boxes is checked by the undersigned Holder, or if the undersigned Holder has failed to delivery any certificate to the Company required pursuant to First Supplemental Indenture, the Trustee or other Security Registrar shall not be obligated to register this Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 211 of the First Supplemental Indenture shall have been satisfied.

                                                                       EXHIBIT B

                               FORM OF GLOBAL NOTE

     [IF THIS IS A RESTRICTED GLOBAL NOTE, ADD THE FOLLOWING LEGEND: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH DOLE FOOD COMPANY, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF DOLE FOOD COMPANY, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO DOLE FOOD COMPANY, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (F) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT (I) PRIOR TO ANY SALE OR TRANSFER PURSUANT TO CLAUSE (E) A CERTIFICATE OF TRANSFER (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO DOLE FOOD

COMPANY, INC. AND THE TRUSTEE AND (II) DOLE FOOD COMPANY, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D), (E), (F) OR (G) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

No. ____________                    CUSIP No. ____________

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued in exchange for this certificate or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein. INC.

[RULE 144A GLOBAL NOTE]
[REGULATION S GLOBAL NOTE]
[UNRESTRICTED GLOBAL NOTE]
representing up to and including
US$400,000,000
7 1/4% Senior Notes due 2009'>DOLE FOOD COMPANY, INC.
[RULE 144A GLOBAL NOTE]
[REGULATION S GLOBAL NOTE]
[UNRESTRICTED GLOBAL NOTE]
representing up to and including
US$400,000,000

7 1/4% Senior Notes due 2009Dole Food Company, Inc., a Delaware corporation, (the "COMPANY," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay Cede & Co., c/o the Depository Trust Company, 55 Water Street, New York, New York 10041, or registered assigns, the principal sum set forth on Schedule 1 hereto on May 1, 2009 (the "STATED MATURITY DATE"), unless redeemed prior to such date in accordance with the provisions referred to on the reverse hereof (the Stated Maturity Date or date of earlier redemption, as the case may be, is referred to herein as the "Maturity Date" with respect to the principal repayable on such date), and to pay interest on the outstanding principal sum of this Note from April 30, 2002 or from the most recent "INTEREST PAYMENT Date" to which interest has been paid or duly provided for, semiannually on May 1 and November 1 of each year, commencing November 1, 2002, and on the Maturity Date, at the rate of 7 1/4% per annum, until the principal hereof and Make-Whole Amount (as defined in the Indenture), if any, applicable hereto is paid or duly provided for; provided that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then as provided in the Registration Rights Agreement, the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "REGULAR RECORD DATE" for such interest, which shall be the April 15 or October 15 (whether or not a Business Day, as defined below), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be payable as provided in the Indenture.

     The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and Make-Whole Amount, if any, and interest on any Notes on behalf of the Company and having an office or agency in The City of New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "PLACE OF PAYMENT") where Notes may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes may be served. The Company has initially appointed J. P. Morgan Trust Association, National Association, as such Paying Agent.

     Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including April 30, 2002, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

     If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, principal, Make-Whole Amount and/or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the next succeeding Business Day. "BUSINESS DAY" means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York or San Francisco.

     The principal, Make-Whole Amount and interest payable on this Note will be made by wire transfer of immediately available funds to the Holder hereof in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        DOLE FOOD COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

Attest:


By:
    --------------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated therein referred to in the within-mentioned Indenture.

                                        J. P. MORGAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

Dated:
       ------------------

[FORM OF REVERSE OF GLOBAL NOTE]

DOLE FOOD COMPANY, INC.

7 1/4% Senior Note due 2009'>[FORM OF REVERSE OF GLOBAL NOTE]

DOLE FOOD COMPANY, INC.

7 1/4% Senior Note due 2009This Note is one of a duly authorized issue of notes of the Company (herein called the "NOTES"), issued under an Indenture dated as of July 15, 1993, as supplemented by the First Supplemental Indenture dated as of April 30, 2002 (as so supplemented, the "INDENTURE") among the Company and J.
P. Morgan Trust Company, National Association, as Trustee (the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the "7 1/4% Senior Notes due 2009" (the "Notes"), limited initially in aggregate principal amount to US$400,000,000. Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Indenture.

     This Note is not subject to any sinking fund.

     The Indenture provides that the Notes are redeemable at any time in whole, or from time to time in part, at a Redemption Price (as defined in the Indenture) equal to the sum of 100% of the aggregate principal amount of the Notes redeemed, unpaid interest accrued on those Notes to the Redemption Date (as defined in the Indenture) and the Make-Whole Amount, if any, applicable thereto; provided, however, that installments of interest on Notes due on an Interest Payment Date which occurs on or before any Redemption Date shall be payable to the Holders of such Notes who were registered Holders as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date. The Notes are redeemable on not less than 30 nor more than 60 calendar days' prior written notice.

     In case an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be, and in certain cases shall be, declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement in accordance with its terms.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the principal amount of each series of Securities at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Make-Whole Amount, if any, and interest on this Note at the times, places and rate, and in the currency herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes are exchangeable for the same aggregate principal amount of Notes and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor thereto, either directly or through the Company or any successor thereto.

     This Note and the Indenture are governed by and construed in accordance with the internal laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                      SCHEDULE 1

               SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

     The following notations in respect of changes in the outstanding principal amount of this Global Note have been made:

                                  CHANGE IN OUTSTANDING     NEW     NOTATION
DATE   INITIAL PRINCIPAL AMOUNT      PRINCIPAL AMOUNT     BALANCE    MADE BY
----   ------------------------   ---------------------   -------   --------


                                                                       EXHIBIT C

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
            NOTE TO BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE
        (TRANSFERS AND EXCHANGES PURSUANT TO Section 211(a)(I)(a) OF THE
                          FIRST SUPPLEMENTAL INDENTURE)

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

[ADDRESS]

   RE: 7 1/4% SENIOR NOTES DUE 2009 OF DOLE FOOD COMPANY, INC. (THE "NOTES")

     Reference is hereby made to the Indenture, dated as of July 15, 1993, as supplemented by the First Supplemental Indenture dated as of April 30, 2002 (as supplemented, the "Indenture"), among Dole Food Company, Inc. (the "Company") and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to US$ _________ principal amount of Restricted Certificated Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of beneficial interests in one or more Rule 144A Global Notes (CUSIP [ISIN] No. __________).

     In connection with such request and in respect of such Surrendered Notes, the Transferor does hereby certify that such transfer or exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A to whom notice has been given that the transfer is being made in reliance on Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged.

[Insert Name of Transferor]


By:
    --------------------------------
Name:
Title:

Dated:
       ------------

cc: DOLE FOOD COMPANY, INC.

                                                                       EXHIBIT D

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
           NOTE TO BENEFICIAL INTERESTS IN A REGULATION S GLOBAL NOTE
        (TRANSFERS AND EXCHANGES PURSUANT TO Section 211(a)(I)(B) OF THE
                          FIRST SUPPLEMENTAL INDENTURE)

J.P. Morgan Trust Company, National Association
[Address]

      RE: 7 1/4% SENIOR NOTES DUE 2009 OF DOLE FOOD COMPANY (THE "NOTES")

     Reference is hereby made to the Indenture, dated as of July 15, 1993, as supplemented by the First Supplemental Indenture dated as of April 30, 2002 (as supplemented, the "Indenture"), among Dole Food Company, Inc. (the "Company") and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to US$________ principal amount of Restricted Certificated Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of beneficial interests in one or more Regulation S Global Notes (CUSIP [ISIN] No. ___________ ) [include if the transfer is made during the Distribution Compliance Period: which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both (Common Code: ___________ ) until [40 days after the Closing Date].

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

     (1)  the offer of the Notes was not made to a U.S. person;

     (2)  either:

          (A) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

          (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5)  [include if the transfer is made during the Distribution Compliance
          Period: upon completion of the transaction, the Notes being transferred as described above are to be held with the Depositary through Euroclear or Clearstream or both (Common Code) until 40 days after the Closing Date].

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]


By:
    --------------------------------
Name:
Title:

Dated:
       ------------------

cc: DOLE FOOD COMPANY, INC.

                                                                       EXHIBIT E

                      FORM OF TRANSFER/EXCHANGE CERTIFICATE
                   FOR TRANSFER/EXCHANGE FROM RULE 144A GLOBAL
           NOTE TO BENEFICIAL INTERESTS IN A REGULATION S GLOBAL NOTE
       (TRANSFERS AND EXCHANGES PURSUANT TO Section 211(a)(II)(A) OF THE
                          FIRST SUPPLEMENTAL INDENTURE)

J.P. Morgan Trust Company, National Association
[Address]

   RE: 7 1/4% SENIOR NOTES DUE 2009 OF DOLE FOOD COMPANY, INC. (THE "NOTES")

     Reference is hereby made to the Indenture, dated as of July 15, 1993, as supplemented by the First Supplemental Indenture dated as of April 30, 2002 (as supplemented, the "Indenture"), among Dole Food Company, Inc. (the "Company"), and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to US$ __________ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. ___________) and held with the Depositary and its participants for [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Rule 144A Global Notes to a person who will take delivery thereof in the form of beneficial interests in one or more Regulation S Global Notes (CUSIP [ISIN] No. ________ and Common Code # ____________) [include if the transfer is made during the Distribution Compliance Period: which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both until 40 days after the Closing Date].

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

     (1)  the offer of the Notes was not made to a U.S. person;

     (2)  either:

          (A) at the time the buy order was originated, the transferee or exchangee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

          (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made by the Transferor or any person acting on its behalf in contravention of the requirements of Rule 903(a)(2) or 904(a)(2) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5)  [include if the transfer is made during the Distribution Compliance
          Period: upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both until 40 days after the Closing Date].

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]


By:
    --------------------------------
Name:
Title:

Dated:
       --------------

cc: DOLE FOOD COMPANY, INC.

                                                                       EXHIBIT F

                     FORM OF TRANSFER/EXCHANGE CERTIFICATES
                 FOR TRANSFER/EXCHANGE FROM REGULATION S GLOBAL
            NOTE TO BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE
        (TRANSFERS AND EXCHANGES PURSUANT TO Section 211(b) OF THE FIRST
                             SUPPLEMENTAL INDENTURE)

                            [TRANSFEROR CERTIFICATE]

J.P. Morgan Trust Company, National Association
[Address]

   RE: 7 1/4% SENIOR NOTES DUE 2009 OF DOLE FOOD COMPANY, INC. (THE "NOTES")

     Reference is hereby made to the Indenture, dated as of July 15, 1993, as supplemented by the First Supplemental Indenture dated as of April 30, 2002 (as supplemented, the "Indenture"), among Dole Food Company, Inc. (the "Company") and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to US$ _____________ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (ISIN No. ____________) (Common Code: ___________) and held with the Depositary through [Euroclear] [Clearstream] for [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Regulation S Global Notes to a person that will take delivery thereof (the "Transferee") in the form of beneficial interests in one or more Rule 144A Global Notes (CUSIP No. ________).

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that the transfer or exchange is to a QIB purchasing the Notes for its own account or for the accounts of one or more QIBs as to which it exercises sole investment discretion, in a transaction meeting the requirements of Rule 144A, and to whom notice has been given that the transfer as being made in reliance upon Rule 144A, in each case, in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged.

[Insert Name of Transferor]


By:
    --------------------------------
Name:
Title:

Dated:
       -----------------

cc: DOLE FOOD COMPANY, INC.

                                                                       EXHIBIT G

                           FORM OF PURCHASER'S LETTER

Dole Food Company, Inc.
c/o J.P. Morgan Trust Company, National Association
55 Water St., North Building
Securities Window, Second Floor
New York, New York 10048

Dear Sirs:

     In connection with our proposed purchase of $_________ aggregate principal amount of the 7 1/4% Notes due 2009 (the "Notes") of Dole Food Company, Inc., a Delaware corporation, we confirm that:

     (i) we are an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "institutional accredited investor");

     (ii) any purchase of the notes by us will be for our own account or for the account of one or more other institutional accredited investors for which we exercise sole investment discretion;

     (iii) in the event that we purchase any of the notes, we will acquire notes having a minimum purchase price of not less than $100,000, in each case for our own account or for any separate account for which we are acting;

     (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the notes;

     (v) we are not acquiring the notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; and

     (vi) we have received a copy of the offering memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the notes.

     We understand that the notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any notes, that if in the future we decide to offer, resell, pledge or otherwise transfer such notes, such notes may be offered, resold, pledged or otherwise transferred only (i) to the Company or any of its subsidiaries, (ii) to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) to a person whom we reasonably believe is an institutional accredited investor in a transaction in which the institutional accredited investor, prior to the transfer, furnishes to the trustee a signed letter substantially in the form of this letter, (iv) outside the United States in a transaction in accordance with Rule 904 under the Securities Act, (v) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), (vi) pursuant to any other available exemption from the registration requirements of the Securities Act or
(vii) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (vii), in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We understand that, prior to any transfer referred to in clause (iii), (iv), (v) or
(vi) of the preceding sentence, we must furnish to the trustee for the notes such certifications, legal opinions and other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

     We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:                                   ----------------------------------------
      ------------------------------    (Name of Purchaser)


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                        Address:

     Upon transfer or exchange the Notes would be registered in the name of the new owner as follows:

                 TAXPAYER I.D.
NAME   ADDRESS       NUMBER
----   -------   -------------


QuickLinks

RECITALS
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
ARTICLE TWO TITLE AND TERMS OF THE NOTES
ARTICLE THREE AMENDMENT
ARTICLE FOUR MISCELLANEOUS PROVISIONS
FORM OF FACE OF CERTIFICATED NOTE
CERTIFICATE OF AUTHENTICATION
ABBREVIATIONS
ASSIGNMENT
FORM OF GLOBAL NOTE
Certificate of Authentication
SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT
FORM OF TRANSFER/EXCHANGE CERTIFICATE FOR TRANSFER/EXCHANGE FROM RESTRICTED
CERTIFICATED NOTE TO BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE (Transfers and exchanges pursuant to Section 211(a)(i)(A) of the First Supplemental
Indenture)
FORM OF TRANSFER/EXCHANGE CERTIFICATE FOR TRANSFER/EXCHANGE FROM RESTRICTED
CERTIFICATED
NOTE TO BENEFICIAL INTERESTS IN A REGULATION S GLOBAL NOTE (Transfers and exchanges pursuant to Section 211(a)(i)(B) of the First Supplemental Indenture)
FORM OF TRANSFER/EXCHANGE CERTIFICATE FOR TRANSFER/EXCHANGE FROM RULE
144A GLOBAL NOTE TO BENEFICIAL INTERESTS IN A REGULATION S GLOBAL NOTE
(Transfers and exchanges pursuant to Section 211(a)(ii)(A) of the First
Supplemental Indenture)
FORM OF TRANSFER/EXCHANGE CERTIFICATES FOR TRANSFER/EXCHANGE FROM
REGULATION S GLOBAL
NOTE TO BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE
(Transfers and exchanges pursuant to Section 211(b) of the First Supplemental
Indenture) [Transferor Certificate]
FORM OF PURCHASER'S LETTER